SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of May 8, 2025)

Name of the Fund

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund – Class C Shares	JPMorgan Diversified Fund – Class C Shares
JPMorgan Emerging Markets Equity Fund – Class C Shares	N/A
JPMorgan International Equity Fund – Class C Shares	JPMorgan Fleming International Equity Fund – Class C Shares
JPMorgan Growth Advantage Fund – Class C Shares	JPMorgan Mid Cap Growth Fund – Class C Shares
JPMorgan Developed International Value Fund – Class C Shares	JPMorgan International Value Fund – Class C Shares (name effective until 9/13/23)
JPMorgan U.S. GARP Equity Fund – Class C Shares	JPMorgan Intrepid Growth Fund – Class C Shares
JPMorgan U.S. Applied Data Science Value Fund – Class C Shares[1]	JPMorgan Intrepid Value Fund – Class C Shares (name effective until 6/30/21)
JPMorgan Mid Cap Value Fund – Class C Shares	JPMorgan Mid Cap Value Fund – Class C Shares
JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares
JPMorgan U.S. Equity Fund – Class C Shares	JPMorgan U.S. Equity Fund – Class C Shares
Undiscovered Managers Behavioral Value Fund – Class C Shares	Undiscovered Managers Behavioral Value Fund – Class C Shares
JPMorgan Equity Index Fund – Class C Shares	One Group Equity Index Fund – Class C Shares

Current Name	Prior Name
JPMorgan Large Cap Growth Fund – Class C Shares	One Group Large Cap Growth Fund – Class C Shares
JPMorgan Large Cap Value Fund – Class C Shares	One Group Large Cap Value Fund – Class C Shares
JPMorgan Research Market Neutral Fund – Class C Shares	JPMorgan Market Neutral Fund – Class C Shares (name effective until 2/28/10)
JPMorgan Mid Cap Equity Fund – Class C Shares	N/A
JPMorgan Mid Cap Growth Fund – Class C Shares	One Group Mid Cap Growth Fund – Class C Shares and JPMorgan Diversified Mid Cap Growth Fund – Class C Shares (name effective until 6/27/09)
JPMorgan Small Cap Growth Fund – Class C Shares	One Group Small Cap Growth Fund – Class C Shares
JPMorgan Small Cap Value Fund – Class C Shares	One Group Small Cap Value Fund – Class C Shares
JPMorgan Value Advantage Fund – Class C Shares	N/A
JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A
JPMorgan U.S. Small Company Fund – Class C Shares	N/A
JPMorgan Hedged Equity Fund – Class C Shares	N/A
JPMorgan Equity Premium Income Fund – Class C Shares	N/A
JPMorgan U.S. Value Fund – Class C Shares	N/A
JPMorgan Hedged Equity 2 Fund – Class C Shares	N/A
JPMorgan Hedged Equity 3 Fund – Class C Shares	N/A

[1]	To be liquidated and reorganized under the JPMorgan Fundamental Data Science Large Value ETF on or about July 11, 2025.

Current Name	Prior Name
JPMorgan International Hedged Equity Fund – Class C Shares[2]	N/A
JPMorgan International Focus Fund – Class C Shares	N/A
JPMorgan Europe Dynamic Fund – Class C Shares	N/A
JPMorgan SMID Cap Equity Fund – Class C Shares	N/A
JPMorgan U.S. Sustainable Leaders Fund – Class C Shares	N/A
JPMorgan Small Cap Blend Fund – Class C Shares	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund – Class C Shares	JPMorgan California Bond Fund – Class C Shares
JPMorgan Core Bond Fund – Class C Shares	One Group Bond Fund – Class C Shares
JPMorgan Core Plus Bond Fund – Class C Shares	One Group Income Bond Fund – Class C Shares
JPMorgan Corporate Bond Fund – Class C Shares	N/A
JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares
JPMorgan Floating Rate Income Fund – Class C Shares	N/A
JPMorgan Global Bond Opportunities Fund – Class C Shares	N/A
JPMorgan Government Bond Fund – Class C Shares	One Group Government Bond Fund – Class C Shares
JPMorgan High Yield Fund – Class C Shares	One Group High Yield Bond Fund – Class C Shares and JPMorgan High Yield Bond Fund – Class C Shares (name effective until 8/30/09)
JPMorgan Income Fund – Class C Shares	N/A
JPMorgan Income Builder Fund – Class C Shares	JPMorgan World Income Builder Fund – Class C Shares
JPMorgan Mortgage-Backed Securities Fund – Class C Shares[3]	N/A
JPMorgan National Municipal Income Fund[4] – Class C Shares	JPMorgan Intermediate Tax Free Income Fund – Class C Shares, JPMorgan Intermediate Tax Free Bond Fund (name effective until 8/15/22) – Class C Shares.
JPMorgan New York Tax Free Bond Fund – Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class C Shares
JPMorgan Preferred and Income Securities Fund – Class C Shares	N/A
JPMorgan Short Duration Bond Fund – Class C Shares	One Group Short-Term Bond Fund – Class C Shares
JPMorgan Short Duration Core Plus Fund – Class C Shares	N/A
JPMorgan Short-Intermediate Municipal Bond Fund – Class C Shares	One Group Short-Term Municipal Bond Fund – Class C Shares and JPMorgan Short Term Municipal Bond Fund – Class C Shares (name effective until 4/30/09)
JPMorgan Strategic Income Opportunities Fund – Class C Shares	N/A
JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A
JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares
JPMorgan Total Return Fund – Class C Shares[5]	N/A
JPMorgan Unconstrained Debt Fund – Class C Shares[6]	JPMorgan Multi-Sector Income Fund – Class C Shares (name effective until 10/22/14)

[2]	To be liquidated and reorganized under the JPMorgan International Hedged Equity Laddered Overlay ETF on or about July 11, 2025.
[3]	To be liquidated and reorganized under the JPMorgan Mortgage-Backed Securities ETF on or about June 27, 2025.
[4]	To be liquidated and reorganized under the JPMorgan Municipal ETF Fund on or about 3rd quarter 2025.
[5]	To be liquidated on or about July 29, 2025.
[6]	To be liquidated and reorganized under the JPMorgan Flexible Debt ETF mid 2025.

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund – Class C Shares	One Group Investor Balanced Fund – Class C Shares
JPMorgan Investor Conservative Growth Fund – Class C Shares	One Group Investor Conservative Growth Fund – Class C Shares
JPMorgan Investor Growth & Income Fund – Class C Shares	One Group Investor Growth & Income Fund – Class C Shares
JPMorgan Investor Growth Fund – Class C Shares	One Group Investor Growth Fund – Class C Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2025 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2035 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2045 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2050 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2055 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2060 Fund – Class C Shares	N/A
JPMorgan SmartRetirement 2065 Fund – Class C Shares	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund – Class C Shares	JPMorgan Global Flexible Fund – Class C Shares (name effective until 2/17/11)

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

Each on behalf of itself and each of its Funds

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Timothy J. Clemens	By:	/s/ Brian S. Shlissel

Name:	Timothy J. Clemens	Name:	Brian S. Shlissel

Title:	Treasurer	Title:	Managing Director